Obligation Related to the Letter of Credit	12 Months Ended
Dec. 31, 2014
Obligation Related to Letter of Credit [Abstract]
Obligation Related to Letter of Credit [Text Block]
6. Obligation Related to the Letter of Credit

On March 6, 2013, the Company entered into a Warrant Purchase and Reimbursement Agreement (the “Reimbursement Agreement”) with Steve Antoline, a director of the Company, pursuant to which Mr. Antoline agreed to issue a letter of credit, dated February 25, 2013 (the "Letter of Credit") for the benefit of MPR Associates, Inc. ("MPR") for the purpose of guaranteeing an amount equal to $600,000 (the “Purchase Order Amount”) due by the Company to MPR in connection with the production of certain LAESI instruments in exchange for (a) the agreement by the Company to reimburse Mr. Antoline for any amounts paid by him on behalf of the Company pursuant to the Letter of Credit, up to the Purchase Order Amount and (b) a five-year warrant to purchase up to 1,100,000 shares of common stock, issued to an affiliate of Mr. Antoline. During the first quarter of 2013, MPR drew $600,000 against the Letter of Credit. The fair value of these warrants was estimated to be $138,763, which was recorded as a discount to the Reimbursement Agreement balance of $600,000, and has been accreted based on the repayment of the obligation. Accretion expense of $55,204 was recognized during the year ended December 31, 2014 while $83,559 was recognized during the year ended December 31, 2013. As of December 31, 2013, $238,695 was due in connection with the terms of the Reimbursement Agreement. On January 21, and April 4, 2014, the Company repaid $147,860 and $90,835, respectively to Mr. Antoline and the Letter of Credit was paid in full.